UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2012

Nissan Wholesale Receivables Corporation II

(Exact name of Depositor as specified in its charter)

Nissan Master Owner Trust Receivables

(Exact name of Issuing Entity as specified in its charter)

Delaware	333-166449-01	51-6538952
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE		37067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1122

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 23, 2012, Nissan Master Owner Trust Receivables (the “Issuing Entity”) and U.S. Bank National Association (the “Indenture Trustee”) entered into a Series 2012-A Indenture Supplement, (the “Indenture Supplement”), to the Amended and Restated Indenture, dated as of October 15, 2003 (the “Indenture”), by and between the Issuing Entity and the Indenture Trustee, pursuant to which the Issuing Entity issued the Series 2012-A Notes (“the Notes”). On May 23, 2012, the Issuing Entity, Nissan Motor Acceptance Corporation (“NMAC”), as servicer, Nissan Wholesale Receivables Corporation II (“NWRC II”), the Indenture Trustee and Wilmington Trust Company (the “Owner Trustee”) entered into the Second Agreement of Modification of Transaction Documents (the “Second Agreement of Modification”). The Notes, with an aggregate principal balance of $1,000,000,000, were sold pursuant to an Underwriting Agreement, dated May 15, 2012 (the “Underwriting Agreement”), by and among NWRC II, NMAC, the Issuing Entity and Barclays Capital Inc., on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”). The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-166449).

Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Annex of Definitions attached to the Indenture.

Attached as Exhibit 4.1 is the Indenture Supplement. Attached as Exhibit 10.1 is the form of Second Agreement of Modification. Other relevant documents relating to the issuance of the Notes have previously been filed with the Securities and Exchange Commission.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 4.1	Series 2012-A Indenture Supplement, dated as of May 23, 2012, by and between Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 10.1	Second Agreement of Modification of Transaction Documents, dated as of May 23, 2012, by and between the Issuing Entity, NMAC, as servicer, NWRC II, the Indenture Trustee and the Owner Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN WHOLESALE RECEIVABLES CORPORATION II

By:	/s/ Mark F. Wilten

Name:	Mark F. Wilten
Title:	Treasurer

Date: May 24, 2012

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 4.1	Series 2012-A Indenture Supplement, dated as of May 23, 2012, by and between Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 10.1	Second Agreement of Modification of Transaction Documents, dated as of May 23, 2012, by and between the Issuing Entity, NMAC, as servicer, NWRC II, the Indenture Trustee and the Owner Trustee.